SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005

CITIZENS EFFINGHAM BANCSHARES, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	333-07914	58-2357619

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

802 South Laurel Street, Springfield, Georgia 31329

(Address of Principal Executive Offices)

(912) 754-0754

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1 JUNIOR SUBORDINATED INDENTURE
EX-4.2 GUARANTEE AGREEMENT
EX-4.3 AMENDED AND RESTATED DECLARATION OF TRUST

Item 1.01 Entry into a Material Definitive Agreement

     On March 29, 2005, Citizens Effingham Bancshares, Inc. (the “Registrant”) completed a trust preferred securities financing in the amount of $3 million. See Item 2.03 below. In connection with the financing, the Registrant entered into a Junior Subordinated Indenture, a Guarantee Agreement and an Amended and Restated Declaration of Trust filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Report and incorporated herein by reference.

Item	2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On March 29, 2005, the Registrant completed a trust preferred securities financing in the amount of $3 million. In the transaction, the Registrant established Citzens Effingham Trust I, a Delaware statutory trust (the “Trust”). The Trust issued and sold $3 million of Floating Rate Preferred Securities (the “Preferred Securities”) in a private placement and issued $93,000 of Trust common securities (the “Common Securities”) to the Registrant. The Trust used the proceeds of these issuances to purchase $3,093,000 of the Registrant’s Floating Rate Junior Subordinated Notes due June 15, 2035 (the “Notes”). The Notes and the Preferred Securities will bear interest at the three-month LIBOR rate plus 1.90%, adjusted quarterly. The Notes are the sole assets of the Trust and are subordinate to the Registrant’s senior obligations. Concurrently with the issuance of the Notes and the Preferred Securities, the Registrant issued a guarantee related to the trust securities for the benefit of the holders.

     The Notes may be redeemed after five years, and sooner in certain specific events, including in the event that the financing is not eligible for treatment as Tier 1 capital, subject to prior approval by the Federal Reserve Board, if then required. Interest on the Notes may be deferred at any time or from time to time for a period not exceeding 20 consecutive quarterly payments (five years), provided there is no event of default and the deferral does not extend beyond June 15, 2035.

Item 9.01 Financial Statements and Exhibits

Exhibit 4.1	-	Junior Subordinated Indenture between the Registrant and JPMorgan Chase Bank, N.A. (the “Trustee”), dated as of March 29, 2005.

Exhibit 4.2	-	Guarantee Agreement between the Registrant and the Trustee, dated as of March 29, 2005.

Exhibit 4.3	-	Amended and Restated Declaration of Trust among the Registrant, the Trustee, Chase Bank USA and certain Administrative Trustees, dated as of March 29, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CITIZENS EFFINGHAM BANCSHARES, INC.
DATE: March 31, 2005	By:	/s/ Harry H. Shearouse
Harry H. Shearouse
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
4.1	-	Junior Subordinated Indenture between the Registrant and JPMorgan Chase Bank, N.A. (the “Trustee”), dated as of March 29, 2005.

4.2	-	Guarantee Agreement between the Registrant and the Trustee, dated as of March 29, 2005.

4.3	-	Amended and Restated Declaration of Trust among the Registrant, the Trustee, Chase Bank USA and certain Administrative Trustees, dated as of March 29, 2005.